UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
September 16, 2013 (September 11, 2013)
Date of Report (Date of earliest event reported)

BOSTON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of	000-54586 (Commission File Number)	27-0801073 (I.R.S. Employer
incorporation)		Identification No.)

1750 Elm Street, Manchester, NH 03104
(Address of principal executive offices)          (Zip Code)

(603) 935-9799
(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2013, the stockholders of Boston Therapeutics, Inc., a Delaware corporation (the "Company") approved an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Charter Amendment") to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000. The Certificate of Amendment did not make any other changes to the Certificate of Incorporation.  The Company submitted the Charter Amendment to the Delaware Secretary of State's office on September 11, 2013, and the Charter Amendment became effective on the same day.

A copy of the Charter Amendment (as filed with the Delaware Secretary of State) is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.

Date: September 16, 2013	By:	/s/ David Platt, Ph.D
David Platt
Chief Executive Officer

Exhibit Index

Exhibit No.

3.1	Certificate of Amendment